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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 205


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 3, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                    000-32717                  13-4134098
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(State or Other Jurisdiction     (Commission File             (IRS Employer
   of Incorporation)                Number)                 Identification No.)


3 Times Square, New York, New York                               10036
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       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events and Regulation FD Disclosure.

     On December 3, 2002, Instinet Group Incorporated ("Instinet") issued a press release announcing a cost reduction plan that targets a reduction in operating costs of $100 million, on an annualized basis, by the end of 2002. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         Number   Description

         99.1 Press Release of Instinet Group Incorporated issued December 3, 2002: Instinet Announces $100 Million Cost Reduction Plan



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             INSTINET GROUP INCORPORATED
                                                      Registrant



Date: December 3, 2002
                                                 By: /s/ John Fay
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                                                     John Fay
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number      Description
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99.1                Press Release of Instinet Group Incorporated issued
                    December 3, 2002: Instinet Announces $100 Million Cost
                    Reduction Plan



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